UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21724

Nicholas-Applegate International & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)             (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371

Date of fiscal year end: February 28, 2006

Date of reporting period: February 28, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Nicholas-Applegate International & Premium Strategy Fund

A n n u a l   R e p o r t
F e b r u a r y   2 8 ,  2 0 0 6

Contents

Letter to Shareholders	1

Performance & Statistics	2

Schedule of Investments	3-10

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Notes to Financial Statements	14-18

Financial Highlights	19

Report of Independent Registered
Public Accounting Firm	20

Matters Relating to the Trustees Consideration
of the Investment Management & Portfolio
Management Agreements	21-22

Tax Information	23

Privacy Policy/Proxy Voting
Policies & Procedures	24

Dividend Reinvestment Plan	25

Board of Trustees	26

Principal Officers	27

Nicholas-Applegate International & Premium Strategy Fund Letter to Shareholders

April 17, 2006

Dear Shareholder:

We are pleased to provide you with the initial annual report for the Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) covering the period from the Fund’s inception on April 29, 2005 through February 28, 2006.

For the period, foreign stocks outperformed domestic stocks, as the Morgan Stanley Capital International: Europe, Australasia and Far East Index rose 17.90% vs. 8.39% for the S&P 500 Index. The Fund’s net asset value total return increased 21.30% during the period and the market price total return increased 4.66% . Fund performance was driven by stock selection in materials, industrials and energy holdings. Exposure to healthcare proved to be a slight drag on the Fund’s overall performance.

Please review the following pages for specific information on the Fund. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. You will also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Nicholas-Applegate Capital Management and PEA Capital, the Fund’s sub-advisers, we thank you for investing with us.

We remain dedicated to serving your financial needs.

Sincerely, Robert E. Connor Chairman	Brian S. Shlissel President & Chief Executive Officer

| 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 1

Nicholas-Applegate International & Premium Strategy Fund Performance & Statistics
February 28, 2006 (unaudited)

Symbol:	Primary Investments:	Inception Date:
NAI	Equity securities of companies	April 29, 2005
located outside the United
Objective:	States, writing (selling) call	Net Assets:
To seek total return comprised	options on equity indexes; may	$262.7 million
of current income, current gains	also purchase put options on
and long-term capital	such indexes in an attempt to	Portfolio Managers:
appreciation.	generate current gains from	Horacio A. Valeiras
	option premiums.	Steven Tael
Greg Tournant

Total Return(1) :	Market Price	Net Asset Value (“NAV”)

Commencement of Operations (4/29/05) to 2/28/06	4.66%	21.30%

Market Price/NAV Performance: Commencement of Operations (4/29/05) to 2/28/06	Market Price/NAV:

	Market Price	$24.64

	NAV	$27.35

	Discount to NAV	(9.91)%

	Market Price Yield(2)	8.73%

	Allocation of Investments by Country
	(as a % of total investments
	before options written)

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend to shareholders by the market price per share at February 28, 2006.

2 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.06 |

Nicholas-Applegate International & Premium Strategy Fund	Schedule of
February 28, 2006	Investments

Shares
(000)		Value

COMMON STOCK—99.3%

Australia—2.7%
	Banking—0.3%
12,500	Macquarie Bank Ltd.	$591,572

	Metals & Mining—2.2%
88,200	BHP Billiton Ltd.	1,587,948
1,654,900	Oxiana Ltd. (b)	2,336,181
36,100	Rio Tinto Ltd.	1,892,305

		5,816,434

	Multi-Media—0.2%
96,400	Seven Network Ltd.	586,797

Austria—2.3%
	Metals & Mining—0.9%
8,500	Boehler-Uddeholm AG	1,594,684
6,300	Voestalpine AG	734,298

		2,328,982

	Oil & Gas—0.9%
37,355	OMV AG	2,316,824

	Real Estate—0.5%
126,400	IMMOFINANZ Immobilien Anlagen AG (b)	1,290,231

Belgium—5.6%
	Banking—5.4%
255,300	Fortis Group (Unit)	9,102,394
49,200	KBC Groep NV	5,136,517

		14,238,911

	Transportation—0.2%
14,642	Compagnie Maritime Belge S.A.	474,439

Bermuda—0.3%
	Computer Services—0.3%
678,000	TPV Technology Ltd.	742,714

Cayman Island—0.4%
	Telecommunications—0.4%
622,000	Hutchison Telecommunications International Ltd.	956,297

Denmark—1.7%
	Banking—1.7%
114,200	Danske Bank A/S	4,073,202
13,500	Sydbank A/S	396,867

		4,470,069

Finland—2.1%
	Metals & Mining—2.1%
161,000	Rautaruukki Oyj	5,425,826

| 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 3

Nicholas-Applegate International & Premium Strategy Fund	Schedule of
February 28, 2006	Investments

Shares
(000)		Value

France—10.7%
	Banking—4.3%
44,900	BNP Paribas	$4,155,526
64,800	Credit Agricole S.A.	2,366,966
32,700	Societe Generale (a)	4,630,960

		11,153,452

	Metal Fabricate/Hardware—2.8%
9,300	Vallourec S.A.	7,276,556

	Multi-Media—0.1%
11,700	Vivendi Universal S.A.	353,935

	Office Equipment—0.2%
4,700	Neopost S.A.	470,489

	Oil & Gas—0.7%
7,431	Total S.A.	1,868,964

	Pharmaceuticals—2.6%
81,000	Sanofi-Aventis S.A.	6,895,429

Germany—1.4%
	Automotive—0.5%
8,800	Continental AG	900,622
6,700	DaimlerChrysler AG	371,519

		1,272,141

	Banking—0.3%
7,500	Deutsche Bank AG	827,624

	Chemicals—0.3%
18,600	BAYER AG	748,929

	Manufacturing—0.1%
4,800	MAN AG	302,493

	Telecommunications—0.0%
5,800	Deutsche Telekom AG	91,517

	Utilities—0.2%
4,900	RWE AG	420,252

Greece—0.7%
	Banking—0.7%
38,200	National Bank of Greece S.A.	1,967,912

Hong Kong—1.1%
	Real Estate—1.1%
242,000	Hopewell Holdings Ltd.	675,924
1,452,000	Sino Land Co.	2,174,210

		2,850,134

	Utilities—0.0%
244,000	China Resources Power Holdings Co.	162,587

4 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.06 |

Nicholas-Applegate International & Premium Strategy Fund	Schedule of
February 28, 2006	Investments

Shares
(000)		Value

Italy—4.6%
	Banking—4.6%
23,500	Banca Intesa SpA	$138,853
255,200	Banche Popolari Unite S.c.r.l.	6,410,100
646,700	Capitalia SpA	4,884,806
42,900	Sanpaolo IMI SpA	757,087

		12,190,846

Japan—30.0%
	Automotive—4.2%
80,800	Honda Motor Co., Ltd. (a)	4,716,292
67,000	NGK Spark Plug Co., Ltd.	1,517,882
92,200	Toyota Motor Corp. (a)	4,911,549

		11,145,723

	Banking—0.1%
27,000	Keiyo Bank Ltd.	183,357

	Computer Services—0.2%
60,000	Fujitsu Ltd.	477,755

	Computer Software—0.1%
14,300	Koei Co. Ltd.	291,264

	Consumer Products—2.7%
72,000	Makita Corp.	2,092,463
150,000	Matsushita Electric Industrial Co., Ltd.	3,152,232
268,000	Teijin Ltd.	1,807,133

		7,051,828

	Electronics—4.1%
43,000	Brother Industries Ltd.	461,102
27,000	Horiba Ltd.	782,517
58,700	Ibiden Co., Ltd.	2,748,751
16,300	Nidec Corp.	1,292,020
60,000	Nippon Electric Glass Co., Ltd.	1,443,372
43,000	Star Micronics Co., Ltd.	663,100
593,000	Toshiba Corp.	3,358,553

		10,749,415

	Food—1.0%
306,000	Itochu Corp.	2,541,568

	Leisure—1.6%
181,000	Yamaha Motor Co., Ltd.	4,125,104

	Machinery—1.2%
176,000	Komatsu Ltd.	3,119,130

	Metals & Mining—2.7%
52,100	JFE Holdings, Inc.	1,919,023
170,000	Kobe Steel Ltd.	645,601
1,000,000	Sumitomo Metal Industries Ltd.	4,436,396

		7,001,020

| 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 5

Nicholas-Applegate International & Premium Strategy Fund	Schedule of
February 28, 2006	Investments

Shares
(000)		Value

	Office Equipment—0.9%
37,100	Canon, Inc. (a)	$2,314,778

	Oil & Gas—0.5%
278,000	Marubeni Corp.	1,377,837

	Pharmaceuticals—0.7%
38,600	Astellas Pharma, Inc.	1,489,134
5,500	Takeda Pharmaceutical Co., Ltd.	306,163

		1,795,297

	Retail—0.3%
63,000	Parco Co., Ltd.	693,696
4,700	Plenus Co., Ltd.	144,331

		838,027

	Semi-Conductors—1.6%
64,400	Tokyo Electron Ltd.	4,285,927

	Tobacco—2.6%
395	Japan Tobacco, Inc.	6,781,526

	Transportation—1.0%
38,000	Iino Kaiun Kaisha Ltd.	358,973
357,000	Nippon Yusen KK	2,320,759

		2,679,732

	Wholesale—4.5%
212,000	Mitsubishi Corp. (a)	4,915,242
188,000	Mitsui & Co., Ltd.	2,570,338
331,000	Sumitomo Corp.	4,468,588

		11,954,168

Netherlands—2.3%
	Banking—0.2%
19,000	ABN AMRO Holding NV	553,696

	Commercial Products—0.7%
26,900	USG People NV	1,684,937

	Insurance—0.6%
44,000	ING Groep NV	1,653,850

	Oil & Gas—0.8%
56,600	Fugro NV	2,116,808

Norway—1.0%
	Financial Services—0.5%
100,000	DNB NOR ASA	1,213,036

	Food—0.5%
29,700	Orkla ASA	1,294,262

Singapore—1.1%
	Telecommunications—0.4%
741,000	Starhub Ltd.	997,114

6 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.06 |

Nicholas-Applegate International & Premium Strategy Fund	Schedule of
February 28, 2006	Investments

Shares
(000)		Value

	Transportation—0.5%
1,004,000	Cosco Corp. Singapore Ltd.	$732,596
410,000	SembCorp Marine Ltd.	738,340

		1,470,936

	Wholesale—0.2%
69,000	Jardine Cycle & Carriage Ltd.	435,376

Spain—4.5%
	Banking—1.3%
155,700	Banco Bilbao Vizcaya Argentaria S.A.	3,166,539
25,000	Banco Santander Central Hispano S.A.	365,254

		3,531,793

	Building/Construction—1.3%
89,600	ACS Actividades Construcciones y Servicios S.A.	3,341,614

	Multi-Media—1.6%
106,700	Antena 3 de Television S.A.	2,830,471
51,300	Gestevision Telecinco S.A.	1,252,307

		4,082,778

	Telecommunications—0.3%
57,360	Telefonica S.A.	884,479

Sweden—0.5%
	Banking—0.5%
118,000	Nordea Bank AB	1,332,653

Switzerland—4.5%
	Banking—2.5%
64,700	Credit Suisse Group	3,585,333
29,300	UBS AG	3,114,647

		6,699,980

	Food—0.2%
1,491	Nestle S.A.	438,593

	Insurance—0.9%
10,121	Zurich Financial Services AG (b)	2,391,286

	Pharmaceuticals—0.9%
44,100	Novartis AG	2,374,421

United Kingdom—21.8%
	Aerospace—0.6%
197,600	BAE Systems PLC	1,454,369
17,482	Rolls-Royce Group PLC (b)	134,369

		1,588,738

	Banking—1.6%
7,600	Barclays PLC	89,009
100,100	HBOS PLC	1,863,958
71,600	Royal Bank of Scotland Group PLC	2,394,668

		4,347,635

| 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 7

Nicholas-Applegate International & Premium Strategy Fund	Schedule of
February 28, 2006	Investments

Shares
(000)		Value

	Building/Construction—2.4%
582,400	Taylor Woodrow PLC	$4,244,247
213,800	Wimpey George PLC	2,072,623

		6,316,870

	Financial Services—1.9%
298,700	3i Group PLC	4,918,878

	Insurance—0.9%
41,300	Aviva PLC	571,364
277,300	Old Mutual PLC	912,861
74,800	Prudential PLC	791,255

		2,275,480

	Leisure—0.8%
533,900	First Choice Holidays PLC	2,112,643

	Manufacturing—0.9%
111,500	Charter PLC (b)	1,297,611
123,100	Cookson Group PLC (b)	1,020,167

		2,317,778

	Metals & Mining—4.7%
277,800	BHP Billiton PLC (a)	4,668,090
47,900	Lonmin PLC	1,905,178
124,200	Rio Tinto PLC	5,844,447

		12,417,715

	Oil & Gas—2.5%
412,500	BP PLC	4,562,569
66,900	Royal Dutch Shell PLC, Class B	2,103,131

		6,665,700

	Pharmaceuticals—4.8%
72,000	AstraZeneca PLC	3,324,784
361,500	GlaxoSmithKline PLC	9,180,694

		12,505,478

	Retail—0.6%
174,300	Marks & Spencer Group PLC	1,583,827

	Tobacco—0.1%
11,600	Imperial Tobacco Group PLC	348,829

	Total Common Stock (cost-$231,725,737)	260,702,995

REPURCHASE AGREEMENT—2.6%

Principal
Amount
(000)

$6,800	State Street Bank & Trust Co.,
	dated 2/28/06, 4.15%, due 3/1/06,
	proceeds $6,800,784; collateralized by
	Federal Home Loan Bank, 4.375%, 9/17/10
	and Fannie Mae, 6.00%, 5/15/08, valued at $6,941,562
	including accrued interest (cost-$6,800,000)	6,800,000

	Total Investments, before call options written (cost-$238,525,737)—101.9%	$267,502,995

8 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.06 |

Nicholas-Applegate International & Premium Strategy Fund	Schedule of
February 28, 2006	Investments

Notional		Value

CALL OPTIONS WRITTEN (b)—(1.7)%

	CAC 40 Index, Over the Counter,
861	strike price $4,851, expires 3/31/06	$(185,636)
862	strike price $4,895, expires 3/24/06	(143,609)
859	strike price $4,896, expires 3/24/06	(145,756)
756	strike price $4,939, expires 3/31/06	(109,805)
848	strike price $4,949, expires 3/10/06	(76,346)
	DAX Index, Over the Counter,
764	strike price $5,489, expires 3/24/06	(306,444)
757	strike price $5,495, expires 3/31/06	(308,122)
766	strike price $5,594, expires 3/10/06	(203,833)
748	strike price $5,624, expires 3/17/06	(176,265)
582	strike price $5,765, expires 3/24/06	(90,163)
	Dow Jones A Stoxx 50 Price Index, Over the Counter,
1,154	strike price $3,653, expires 3/24/06	(194,363)
2,250	strike price $3,679, expires 3/31/06	(330,649)
1,137	strike price $3,690, expires 3/10/06	(128,060)
1,136	strike price $3,703, expires 3/17/06	(124,219)
1,135	strike price $3,707, expires 3/17/06	(122,081)
2,244	strike price $3,748, expires 4/7/06	(233,006)
1,131	strike price $3,757, expires 4/13/06	(115,254)
1,132	strike price $3,776, expires 4/21/06	(99,402)
1,125	strike price $3,787, expires 4/13/06	(82,561)
1,109	strike price $3,845, expires 4/21/06	(52,997)
	FTSE 100 Index, Over the Counter,
516	strike price $5,674, expires 3/3/06	(104,718)
500	strike price $5,737, expires 3/10/06	(52,294)
489	strike price $5,810, expires 3/17/06	(64,565)
497	strike price $5,825, expires 4/13/06	(53,984)
	Hang Seng Index, Over the Counter,
2,000	strike price $15,760, expires 4/7/06	(63,121)
	NIKKEI Index, Over the Counter,
36,000	strike price $16,375, expires 3/31/06	(104,040)
36,000	strike price $16,585, expires 3/24/06	(71,820)
37,000	strike price $16,682, expires 3/3/06	(4,070)
37,000	strike price $16,772, expires 4/21/06	(98,235)
56,000	strike price $16,776, expires 4/21/06	(148,120)
35,819	strike price $16,929, expires 3/31/06	(56,806)
35,000	strike price $17,137, expires 3/17/06	(16,800)
36,000	strike price $17,275, expires 4/13/06	(46,440)
35,000	strike price $17,296, expires 3/10/06	(3,500)
70,000	strike price $17,480, expires 4/7/06	(55,650)
35,000	strike price $17,648, expires 4/13/06	(27,475)
	OMX Stockholm 30 Index, Over the Counter,
20,042	strike price $976, expires 3/24/06	(57,267)
19,628	strike price $991, expires 3/10/06	(26,198)

| 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 9

Nicholas-Applegate International & Premium Strategy Fund	Schedule of
February 28, 2006	Investments

Notional		Value

	CALL OPTIONS WRITTEN (continued)

	Swiss Market Index, Over the Counter,
829	strike price $7,813, expires 4/7/06	$(103,828)

	Total Call Options Written (premiums received-$3,149,321)	(4,387,502)

	Total Investments, net of call options written
	(cost-$235,376,416)—100.2%	263,115,493

	Liabilities in excess of other assets—(0.2)%	(447,433)

	Net Assets—100.0%	$262,668,060

Notes to Schedule of Investments:
(a) All or partial amount segregated as collateral for call options written.
(b) Non-income producing.

Glossary:
€ — Euros
Unit — More than one class of securities traded together.

10 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.06 | See accompanying Notes to Financial Statements

Nicholas-Applegate International & Premium Strategy Fund
Statement of Assets and Liabilities
February 28, 2006

Assets:
Investments, at value (cost–$238,525,737)	$267,502,995

Cash (including foreign currency of $227,491 with a cost of $227,188)	116,426

Dividends and interest receivable	549,894

Premiums receivable for written options sold	112,190

Tax reclaim receivable	76,104

Prepaid expenses	23,320

Total Assets	268,380,929

Liabilities:
Call options written, at value (premiums received–$3,149,321)	4,387,502

Payable for written options boughtback	919,393

Investment management fees payable	199,679

Unrealized depreciation on forward foreign currency contracts	106,039

Accrued expenses	100,256

Total Liabilities	5,712,869

Net Assets	$262,668,060

Composition of Net Assets
Common Stock:
Par value ($0.00001 per share, applicable to 9,604,189 shares issued and outstanding)	$96

Paid-in-capital in excess of par	228,819,916

Undistributed net investment income	1,963,800

Net realized gain	4,252,317

Net unrealized appreciation of investments, call options written and foreign currency transactions	27,631,931

Net Assets	$262,668,060

Net Asset Value Per Share	$27.35

See accompanying Notes to Financial Statements | 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 11

Nicholas-Applegate International & Premium Strategy Fund
Statement of Operations
For the period April 29, 2005* through February 28, 2006

Investment Income:
Dividends (net of foreign withholding taxes of $300,204)	$3,749,878

Interest	213,931

Total Investment Income	3,963,809

Expenses:
Investment management fees	2,003,057

Custodian and accounting agent fees	188,758

Reports and notices to shareholders	56,530

Audit and tax services	55,822

Transfer agent fees	25,174

New York Stock Exchange listing fees	15,266

Trustees’ fees and expenses	14,410

Legal fees	10,562

Investor relations	6,046

Insurance expense	4,689

Miscellaneous	1,902

Total expenses	2,382,216

Less: custody credits earned on cash balances	(508)

Net expenses	2,381,708

Net Investment Income	1,582,101

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	45,054,118

Call options written	(26,927,556)

Foreign currency transactions	416,144

Net unrealized appreciation (depreciation) of:
Investments	28,977,258

Call options written	(1,238,181)

Foreign currency transactions	(107,146)

Net realized and unrealized gain on investments, options written and foreign currency transactions	46,174,637

Net Increase in Net Assets Resulting from Investment Operations	$47,756,738

* Commencement of operations

12 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.06 | See accompanying Notes to Financial Statements

Nicholas-Applegate International & Premium Strategy Fund
Statement of Changes in Net Assets
For the period April 29, 2005* through February 28, 2006

Investment Operations:
Net investment income	$1,582,101

Net realized gain on investments, call options written and foreign currency transactions	18,542,706

Net unrealized appreciation of investments, call options written and foreign currency transactions	27,631,931

Net increase in net assets resulting from investment operations	47,756,738

Dividends and Distributions to Shareholders from:
Net investment income	(1,108,022)

Net realized gains	(12,800,668)

Total dividends and distributions to shareholders	(13,908,690)

Capital Share Transactions:
Net proceeds from the sale of common stock	229,200,000

Offering cost charged to paid-in-capital in excess of par	(480,000)

Net increase from capital transactions	228,720,000

Total increase in net assets	262,568,048

Net Assets
Beginning of period	100,012

End of period (including undistributed net investment income of $1,963,800)	$262,668,060

Shares Issued:	9,600,000

* Commencement of operations

See accompanying Notes to Financial Statements | 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 13

Nicholas-Applegate International & Premium Strategy Fund
Notes to Financial Statements
February 28, 2006

1. Organization and Significant Accounting Policies
Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) was organized as a Massachusetts business trust on February 24, 2005. Prior to commencing operations on April 29, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 as amended, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate price of $100,012 to Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”), is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, majority-owned subsidiary of Allianz AG. The Fund has an unlimited amount of $0.0001 par value common stock authorized.

The Fund issued 9,000,000 shares of common stock in its initial public offering. An additional 600,000 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $480,000 (representing $0.05 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund will pursue its investment objective by investing in a diversified portfolio of equity securities located outside the United States. The Fund will also employ a strategy of writing (selling) call options on equity indexes and may also purchase put options on such indexes in an attempt to generate current gains from options premiums.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments, for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the difference could be material to the financial statements. The Fund’s net asset value is determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s net asset value is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

14 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.06 |

Nicholas-Applegate International & Premium Strategy Fund
Notes to Financial Statements
February 28, 2006

1. Organization and Significant Accounting Policies (continued)

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

(c) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions
The Fund declares quarterly dividends and distributions from net investment income and gains from written index option premiums and the sale of portfolio securities. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. For the period April 29, 2005 (commencement of operations) through February 28, 2006 these permanent differences were primarily attributable to the differing tax treatment of foreign currency transactions and the sale of passive foreign investment companies. These adjustments were an increase to undistributed net investment income and a decrease to accumulated net realized gains by $1,489,721. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(f) Option Transactions
The Fund employs a strategy of writing (selling) call options on equity indexes in an attempt to generate current gains from option premiums. When a call option is written, the premium received is recorded as an asset with an equal liability, which is subsequently adjusted to the current market value of the option. Premiums received from writing call options, which expire unexercised, are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. These liabilities are reflected as options written on the Statement of Assets and Liabilities.

The Fund, as writer of a call option, may have no control over whether the underlying securities may be sold (called). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written call option.

| 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 15

Nicholas-Applegate International & Premium Strategy Fund
Notes to Financial Statements
February 28, 2006

1. Organization and Significant Accounting Policies (continued)

(f) Option Transactions (continued)
The Fund may also purchase put options on equity indexes. The risk associated with purchasing a put option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Purchased put options are accounted for in the same manner as portfolio securities. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

(g) Forward Foreign Currency Contracts
A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(h) Repurchase Agreements
The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Concentration of Risk
The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

(j) Custody Credits on Cash Balances
The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Advisers
The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.00% of the Fund’s average daily assets. The Investment Manager has retained its affiliates, Nicholas-Applegate Capital Management LLC and PEA Capital LLC (the “Sub-Advisers”), to manage the Fund’s international equity portfolio and index option strategy, respectively. Subject to the supervision of the Investment Manager, the Sub-Advisers make all the Fund’s investment decisions in connection with their respective components of the Fund’s investments. For their services, pursuant to Sub-Advisory agreements, the Investment Manager and not the Fund pays the Sub-Advisers a monthly fee.

16 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.06 |

Nicholas-Applegate International & Premium Strategy Fund
Notes to Financial Statements
February 28, 2006

3. Investment in Securities
For the period April 29, 2005 (commencement of operations) through February 28, 2006, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $653,955,600 and $467,335,406 respectively.

(a) Transactions in call options written for the period April 29, 2005 (commencement of operations) through February 28, 2006 were:

		Contracts	Premiums

Options outstanding, April 29, 2005		—	$—
Options written		3,385,981	15,663,995
Options terminated in closing purchase transactions		(2,592,702)	(10,594,057)
Options expired		(278,603)	(1,920,617)

Options outstanding, February 28, 2006		514,676	$3,149,321

(b) Forward foreign currency contracts outstanding at February 28, 2006:

	U.S. $ Value	U.S. $ Value	Unrealized
	Origination Date	February 28, 2006	Depreciation

Sold:
€ 15,089,669 settling 10/31/06	$18,225,000	$18,248,812	$(23,812)
6,588,115 British Pounds settling 10/31/06	11,574,000	11,593,702	(19,702)
1,822,214,200 Japanese Yen settling 10/31/06	16,190,264	16,252,789	(62,525)

			$(106,039)

4. Income Tax Information
The tax character of dividends paid for the period April 29, 2005 (commencement of operations) through February 28, 2006 of $13,908,690 was comprised entirely of ordinary income.

At February 28, 2006, the tax character of distributable earnings was $7,434,349 of ordinary income.

The cost basis of portfolio securities for federal income tax purposes is $239,843,859. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $31,025,304; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $3,366,168; net unrealized appreciation for federal income tax purposes is $27,659,136. The difference between book and tax basis unrealized appreciation is primarily attributable to wash sales and passive foreign investment companies.

5. Legal Proceedings
In June and September 2004, the Investment Manager, certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. An additional market timing lawsuit filed by the Attorney General of West Virginia against

| 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 17

Nicholas-Applegate International & Premium Strategy Fund
Notes to Financial Statements
February 28, 2006

5. Legal Proceedings (continued)

a number of fund companies, including the Investment Manager and two of its affiliates, has also been transferred to the Multi-District Litigation in Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. The Investment Manager believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the Investment Company Act of 1940, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), the Investment Manager and certain of its affiliates, including the Investment Adviser, (together, the ‘‘Applicants’’) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that the Commission will issue a permanent order. If a court injunction were to be issued against the Investment Manager or the Affiliates with respect to any of the other matters referenced above, the Investment Manager or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date hereof.

18 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.06 |

Nicholas-Applegate International & Premium Strategy Fund
Financial Highlights
For the period April 29, 2005* through February 28, 2006

Net asset value, beginning of period	$23.88 **

Investment Operations:
Net investment income	0.16

Net realized and unrealized gain on investments, options written
and foreign currency transactions	4.81

Total from investment operations	4.97

Dividends and Distributions to Shareholders from:
Net investment income	(0.12)

Net realized gains	(1.33)

Total dividends and distributions to shareholders	(1.45)

Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	(0.05)

Net asset value, end of period	$27.35

Market price, end of period	$24.64

Total Investment Return (1)	4.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)	$262,668

Ratio of expenses to average net assets (2)(3)	1.19%

Ratio of net investment income to average net assets (3)	0.79%

Portfolio turnover	192%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)
Total investment return is calculated assuming a purchase of a share of commom stock at the market price on the first day of the period and a sale of a share of common stock at the market price on the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total invest- ment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(j) in Notes to Financial Statements).
(3)	Annualized.

See accompanying Notes to Financial Statements | 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 19

Nicholas-Applegate International & Premium Strategy Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nicholas-Applegate International & Premium Strategy Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) at February 28, 2006, and the results of its operations, the changes in its net assets and financial highlights for the period April 29, 2005 (commencement of operations) through February 28, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2006

20 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.06 |

Nicholas-Applegate International & Premium Strategy Fund
Matters Relating to the Trustees Consideration of the Investment
Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“independent”) Trustees, voting separately, approve the Fund’s Investment Management Agreement with the Investment Manager and Portfolio Management Agreements between the Investment Manager and the Sub-Advisers (together, the “Agreements”). The Trustees met on April 20, 2005 (the “contract review meeting”) for the specific purpose of considering whether to approve the Investment Management Agreement and the Portfolio Management Agreements. The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s Investment Management Agreement and Portfolio Management Agreements should be approved for an initial two-year period.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information on the Fund’s management fees and anticipated other expenses and the management fees and other expenses of comparable funds, (ii) information regarding the management fees of comparable portfolios of other clients of the Sub-Advisers, (iii) information regarding the financial results and financial condition of the Investment Manager and the Sub-Advisers, including consolidated financial statements of Allianz Global Investors of America L.P, the U.S. parent of the Investment Manager and the Sub-Advisers, (iv) descriptions of various functions to be performed by the Investment Manager and the Sub-Advisers for the Fund, such as compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of the Investment Manager and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund. The Trustees also considered the business reputation of the Investment Manager and the Sub-Advisers, their advisory experience including assets under management as of December 31, 2004, and their professional liability insurance.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and Sub-Advisers’ abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager and the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Fund; the ability of the Investment Manager and Sub-Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and Sub-Advisers; and the level of skill required to manage the Fund. In addition, the Trustees assessed the potential quality of the Investment Manager’s and Sub-Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or a Sub-Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including their respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Investment Manager and Sub-Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Investment Manager and each Sub-Adviser would be able to meet any reasonably foreseeable obligations under the Agreements.

The Trustees also evaluated the procedures of the Investment Manager and the Sub-Advisers designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees), the procedures by which the Investment Manager and the Sub-Advisers allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Investment Manager and the Sub-Advisers in these matters. The Trustees also received information

| 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 21

Nicholas-Applegate International & Premium Strategy Fund
Matters Relating to the Trustees Consideration of the Investment
Management & Portfolio Management Agreements (unaudited) (continued)

concerning standards of the Investment Manager and the Sub-Advisers with respect to the execution of portfolio transactions.

The Trustees also gave substantial consideration to the advisory fees charged by the Investment Manager and the Sub-Advisers. Specifically, the Trustees considered the advisory fees charged under other investment advisory contracts, such as (i) open-end and closed-end investment companies for which the Investment Manager serves as the investment manager and/or any of the Sub-Advisers serve as portfolio manager and (ii) institutional separate accounts or unregistered hedge funds advised by the Sub-Advisers which employ strategies similar to those that would be used in connection with the Fund. In that connection, the Trustees considered that for those accounts that are not registered investment companies or that are sub-advised registered investment companies sponsored by other investment advisers, the Investment Manager and Sub-Advisers do not devote the same level of services to manage and administer those assets. The Trustees also considered the advisory fees charged by other closed-end funds that have similar investment objectives or strategies to those that would be employed by the Fund.

The Trustees also considered the management fees charged by the Sub-Advisers to other clients, including institutional separate accounts with investment strategies similar to those of the Fund that would be managed by such Sub-Adviser. They noted that the management fee paid by the Fund is generally higher than the fees paid by these clients of the Sub-Advisers, but that the administrative burden for the Investment Manager and the Sub-Advisers with respect to the Fund is also relatively higher, in part due to the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts and in part due to the complexity associated with advising a Fund comprised of multiple asset classes.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and Sub-Advisers, such as reputational value derived from serving as investment manager and sub-adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services to be provided by the Investment Manager and Sub-Advisers to the Fund.

22 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.06 |

Nicholas-Applegate International & Premium Strategy Fund
Tax Information (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended February 28, 2006 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended February 28, 2006 were as follows:
Dividends from ordinary income	$1.4482

For the period ended February 28, 2006, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the percentage of ordinary dividends paid by the Fund that the Fund designates as qualified dividend income is 14.54%, or the maximum amount allowable.

For the period ended February 28, 2006, foreign taxes paid and foreign source income are $245,063 and $2,075,076, respectively.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2006. In January 2007, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2006. The amount that will be reported will be the amount to use on your 2006 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended February 28, 2006. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Subsequent Event—Changes to Portfolio Management Team (unaudited)
On March 10, 2006, the Fund announced that Stacey Nutt and David Vaughn, portfolio managers of the Fund’s international equity component, were no longer employed by Nicholas-Applegate Capital Management LLC (“NACM”). Horacio A. Valeiras, a managing director and the firm’s Chief Investment Officer has taken over as head of NACM’s systematic investment team and has assumed the role of lead portfolio manager of the Fund’s international equity component. In addition, Steven Tael, a Vice President at NACM, is now a portfolio manager of the Fund’s international equity component.

As a managing director and the chief investment officer of Nicholas-Applegate, Horacio Valeiras is responsible for overseeing all investment and trading functions within the firm. Prior to joining Nicholas-Applegate in 2002, he was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. From 1992 through 2000 he was head of International Equity and asset allocation programs with Philadelphia-based Miller Anderson & Sherrerd. He has eighteen years of investment management experience.

Steven Tael is a Vice President and Portfolio Manager at Nicholas-Applegate. Prior to joining Nicholas-Applegate in 2005, Mr. Tael was a research analyst for eight years at Mellon Capital Management. He has ten years of investment experience.

| 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 23

Nicholas-Applegate International & Premium Strategy Fund
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the period ended June 30, 2005 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

24 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.06 |

Nicholas-Applegate International & Premium Strategy Fund
Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)
If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)
If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

| 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 25

Nicholas-Applegate International & Premium Strategy Fund
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Robert E. Connor	Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate Office,
Date of Birth: 9/17/34	Smith Barney Inc.
Chairman of the Board of Trustees since: 2005
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Paul Belica	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc.,
Date of Birth: 9/27/21	Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly,
Trustee since: 2005	Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone
Term of Office: Expected to stand for re-election	Fund LLC; and Formerly, Senior Executive and Member of the Board of Smith Barney,
at 2006 annual meeting of shareholders.	Harris Upham & Co.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

John J. Dalessandro II	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered
Date of Birth: 7/26/37	broker-dealer and member of the New York Stock Exchange.
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2007 annual meeting of shareholders.
Trustee of 24 funds in Fund Complex
Trustee of no funds outside of Fund Complex

Hans W. Kertess	President, H Kertess & Co. Formerly, Managing Director, Royal Bank of Canada
Date of Birth: 7/12/39	Capital Markets.
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2006 annual meeting of shareholders.
Trustee of 24 funds in Fund Complex
Trustee of no funds outside of Fund Complex

Further information about Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated April 26, 2005, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

26 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.06 |

Nicholas-Applegate International & Premium Strategy Fund
Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel	Executive Vice President, Allianz Global Investors Fund Management LLC; President
Date of Birth: 11/14/64	and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal
President & Chief Executive Officer since: 2005	Financial and Accounting Officer of 33 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer,
Date of Birth: 3/10/66	Principal Financial and Accounting officer of 32 funds in the Fund Complex;
Treasurer, Principal/Financial and Accounting	Assistant Treasurer of 33 funds in the Fund Complex.
Officer since: 2005

Thomas J. Fuccillo	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P.,
Date of Birth: 3/22/68	Secretary and Chief Legal Officer of 32 funds in the Fund Complex. Formerly, Vice
Secretary & Chief Legal Officer since: 2005	President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Youse Guia	Senior Vice President, Group Compliance Manager, Allianz Global Investors of
Date of Birth: 9/3/72	America L.P., Chief Compliance Officer of 65 funds in the Fund Complex. Formerly,
Chief Compliance Officer since: 2005	Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.
(2002-2004). Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

| 2.28.06 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 27

Trustees and Principal Officers
Robert E. Connor	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
John J. Dalessandro II	Thomas J. Fuccillo
Trustee	Secretary & Chief Legal Officer
Hans W. Kertess	Youse Guia
Trustee	Chief Compliance Officer
Investment Manager
Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas New York, NY 10105
Sub-Advisers
Nicholas Applegate Capital Management Company LLC 600 West Broadway, 30th Floor San Diego, CA 92101
PEA Capital LLC 1345 Avenue of the Americas, 48th Floor New York, NY 10105
Custodian & Accounting Agent
State Street Bank & Trust Co. 225 Franklin Street Boston, MA 02110
Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc. P.O. Box 43027 Providence, RI 02940-3027
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017
Legal Counsel
Ropes & Gray LLP One International Place Boston, MA 02210-2624
This report, including the financial information herein, is transmitted to the shareholders of Nicholas-Applegate International & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission, (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On April 12, 2005, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The Investment Managers code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2005 and $79,000 in 2006 (February 28, 2006 was the Registrant’s initial fiscal year).

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2005 and $12,500 in 2006. These services consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters (February 28, 2006 was the Registrant’s initial fiscal year).

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $0 in 2005 and $11,000 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. (February 28, 2006 was the Registrant’s initial fiscal year)

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Nicholas-Applegate International & Premium Strategy Fund (THE “FUND”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits Seed audits (related to new product filings, as required) SEC and regulatory filings and consents Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:
     Federal, state and local income tax compliance; and, sales and use tax compliance
     Timely RIC qualification reviews
     Tax distribution analysis and planning
     Tax authority examination services
     Tax appeals support services
     Accounting methods studies
     Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates. DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

        f) Not applicable

        g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,764,225. (February 28, 2006 was the Registrant’s initial fiscal year)

        h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II and Hans W. Kertess.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Allianz Global Investors and Nicholas-Applegate

Description of Proxy Voting Policy and Procedures

The Registrant and its Board of Trustees have delegated to Allianz Global Investors Fund Management LLC (“Allianz Global Investors”), and Allianz Global Investors has in turn delegated to the sub-advisers, responsibility for voting any proxies relating to portfolio securities held by the Registrant in accordance with the sub-advisers’ proxy voting policies and procedures.

Each of Allianz Global Investors and Nicholas-Applegate Capital Management LLC (“Nicholas Applegate”) (for purposes of this description, each a “Company”) typically votes proxies as part of its discretionary authority to manage accounts (except as provided below with respect to Allianz Global Investors’ registered investment company clients), unless the client has explicitly reserved the authority for itself. When voting proxies, each Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. Each Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Each Company has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that such Company is voting in the best interest of its clients. The Proxy Guidelines reflect each Company’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. Upon receipt of a client’s written request, a Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. Deviation from a Company’s Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, a Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. A Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, a Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, a Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on a Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, a Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in a Company’s handling of proxy voting responsibilities.

Conflicts of Interest. A Company may have conflicts of interest that can affect how it votes its clients’ proxies. For example, a Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which a Company votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the relevant Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

Registered Investment Companies for which Allianz Global Investors Serves as Adviser. With respect to registered investment companies (“funds”) for which Allianz Global Investors serves as investment adviser, it is the policy of Allianz Global Investors that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. Allianz Global Investors believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, Allianz Global Investor’s policy is to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

PEA Capital

Description of Proxy Voting Policy and Procedures

PEA Capital LLC (for purposes of this description, the “Company”) may be granted by its clients the authority to vote proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, the Company has adopted detailed proxy voting procedures and has guidelines for voting proxies on specific types of issues. The Company typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

The Company has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. The Company has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

The Company’s Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on a quarterly basis and when necessary to address potential conflicts of interest. The Company may have conflicts of interest that can affect how it votes its client’s proxies. For example, the Company may manage a pension plan whose management is sponsoring a proxy proposal. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out the Company’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between the Company and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

The Company’s Proxy Committee’s duties also include monitoring the outsourcing of voting obligations to the Proxy Provider and the Company’s proxy voting recordkeeping practices; developing a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determining a process for voting such issues. The Company’s Proxy Committee will review, at least annually, the services provided by the Proxy Provider and all proxy voting processes and procedures and will update or revise them as necessary.

In accordance with the Proxy Guidelines, theCompany may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issuers (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the

Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

Nicholas Applegate Capital Management LLC (“NACM”)

As of May 9, 2006, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Nicholas-Applegate International & Premium strategy Fund (NAI), with Horacio Valeiras, CFA, serving as head of the team:

Horacio A. Valeiras, CFA

Managing Director and Chief Investment Officer, Nicholas-Applegate Capital Management

As a managing director and the chief investment officer of Nicholas-Applegate, Horacio Valeiras is responsible for overseeing all investment and trading functions within the firm. He is also lead portfolio manager for the International Growth portfolios and a member of the Executive Committee. Prior to joining Nicholas-Applegate in 2002, he was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. Horacio was previously head of International Equity and asset allocation programs with Philadelphia-based Miller Anderson & Sherrerd. He started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. Horacio serves on the Board of Directors of the San Diego Rowing Club and of the Bishop’s School. He earned his M.B.A. with an emphasis on finance from the University of California at Berkeley and his master’s degree from Massachusetts Institute of Technology, where he became an instructor in their graduate school program. He earned a B.S. in chemical engineering from Virginia Tech. He has eighteen years of investment management experience.

Steven Tael, Ph.D.

Vice President, Portfolio Manager, Systematic

Steven Tael joined Nicholas-Applegate from Mellon Capital Management in San Francisco, where he was a research analyst in the area of investment research. His experience spans quantitative model building, model production and portfolio management support. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. Steve has a Ph.D. in Applied Mathematics and Statistics from State University of New York in Stony Brook, and a B.S. and M.S. in Mathematics from the University of California, Santa Barbara. He recently passed the Level II CFA examination, and has ten years of investment experience.

PEA Capital LLC (“PEA”)

As of May 9, 2006, the following individuals are part of the derivatives group at PEA and constitute the team that has primary responsibility for the day-to-day implementation of the Fund's investment strategy, with Mr. Tournant serving as head of the team."

Greg Tournant - Portfolio Manager for PEA. Prior to joining PEA in 2001, he was a Senior Research Analyst at Eagle Asset Management, a division of Raymond James Financial. Before that he spend three years as a strategy consultant for McKinsey & Co., and two years as a research analyst for Eagle Asset Management. He has nine years of investment experience. Mr. Tournant holds a B.S. from Trinity University in San Antonio, Texas and an M.B.A. from the Kellogg School of Business at Northwestern University.

Stephen Bond-Nelson - Portfolio Manager/Senior Analyst for PEA. Prior to joining PEA in 1999, he was a Research Analyst/Associate at Prudential Mutual Funds. He has ten years of investment experience. Mr. Bond-Nelson holds a B.S. from Lehigh University and an M.B.A. from Rutgers University.

Valentin Ivanov - Quantitative Analyst for PEA. Prior to joining PEA in 2005, he was a portfolio administrator and trader with Allianz Global Investors Managed Accounts and Nicholas-Applegate Capital Management. He has seven years of industry experience. Mr. Ivanov holds a B.A. from the University of San Diego.

Brandon Primack - Research Analyst. Prior to joining the derivatives group, he was an equity analyst at PEA. Prior to joining PEA in 1999, he was portfolio administrator at Scudder Kemper Investments. He has four years of derivatives experience and seven years of combined industry and investment experience. Mr. Primack holds a B.A. in Economics from the University of Michigan. He is a CFA charterholder and a member of the New York Society of Security Analysts.

(a)(2)
NACM

The following summarizes information regarding each of the accounts, excluding portfolios of the Nicholas-Applegate International & Premium strategy Fund (NAI) that were managed by Portfolio Managers as of March 31, 2006, including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other RICs		Other Accounts		Other Pooled

PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Horacio	23	1845.0	64	2408.9	5	173.2
Valeiras,
CFA

Steven	22	1819.0	60	1516.6	4	47.2
Tael,
Ph.D.

Accounts and Assets for which Advisory Fee is Based on Performance

	Other RICs		Other Accounts		Other Pooled

PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Horacio	1	114.9	3	105.2	-	-
Valeiras,
CFA

Steven	1	114.9	3	105.2	-	-
Tael,
Ph.D.

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Adviser believes are faced by investment professionals at most major financial firms.

The Investment Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a Portfolio Manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser and the Board of Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Investment Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies. A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he or she manages. See “Portfolio Transactions and Brokerage”.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Codes of Ethics adopted by the Investment Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

PEA
As of February 28, 2006:

Greg Tournant:

Other Registered Investment Companies (4) - $2,293,124,717; Other Pooled Investment Entities - $0; Other Accounts (2) - $4,264,241

Stephen Bond-Nelson:

Other Registered Investment Companies (4) - $2,293,124,717; Other Pooled Investment Entities - $0; Other Accounts (2) - $4,264,241

Valentin Ivanov:

Other Registered Investment Companies (4) - $2,293,124,717; Other Pooled Investment Entities - $0; Other Accounts (2) - $4,264,241

Brandon Primack:

Other Registered Investment Companies (1) - $1,736,688,268; Other Pooled Investment Entities - $0; Other Accounts (2) - $4,264,241

The advisory fee charged for managing each of the accounts listed above is not based on performance.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. While the portfolio managers of PEA Capital are subject to a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of advisory clients, the portfolio managers may, from time to time, acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they provide investment advisory services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the Funds. When PEA Capital determines that it would be appropriate for a particular Fund and one or more Managed Accounts to participate in an investment opportunity, PEA Capital will seek to execute orders for a Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of a Fund and one or more other Managed Accounts is not assured. In such situations, PEA Capital may (but is not required to) place orders for a Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, PEA Capital may cause a Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, PEA Capital may allocate the securities traded among a Fund and other Managed Accounts, pursuant to policies and procedures adopted to address these potential conflicts of interest, in a manner which it considers equitable, taking into account the size of the order placed for a Fund and each other Managed Account as well as any other factors which it deems relevant.

(a) (3)
NACM

As of March 31, 2006, the following explains the compensation structure of each individual that shares primary responsibility for day-to-day portfolio management of the Fund (for the purposes of this section, “Portfolio Managers”):

Base Salary. Each Portfolio Manager is paid a fixed base salary set at a competitive level, taking into consideration the Portfolio Manager’s experience and responsibilities, as determined by the Investment Adviser.

Annual Bonus, Profit Sharing Opportunity, and Long-Term Cash Bonus Plan . Each Portfolio Manager’s compensation is directly affected by the performance, on a pre-tax basis, of the individual portfolios he or she manages, including each Fund; as well as the performance of the individual’s portfolio management team and the overall success of the firm.

Approximately 75% of an investment professional’s performance bonus is based on one-and three-year annualized performance of client accounts, with greater weight placed on three-year performance. Relative performance to the benchmark is approximately half of the calculation and the product’s peer ranking in institutional consultant universes determines the other half. The remaining 25% of the performance bonus is based on a qualitative review and firm profitability. In the qualitative review, team members are evaluated based on the consistency of their implementation of the investment process. Lead portfolio managers evaluate the members of their teams. The Chief Investment Officer evaluates the lead portfolio managers.

Investment teams have a profit-sharing plan which represents approximately 25% of the total bonus. Each team receives a pool which is based on the pre-tax profit of their product. All team members are eligible. Allocations are decided between the Chief Investment Officer and lead portfolio managers of the teams. The share of pre-tax profit increases with increasing profitability. This structure, together with the bonus based on investment performance, fully aligns the team with client interests.

A Long-Term Cash Bonus Plan was established to provide long-term incentives and rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote their long-term growth and profitability. The Plan provides awards that are valued based on the operating earnings growth of the worldwide Allianz Global Investors group of companies, as well as the target achievement of Nicholas-Applegate’s average operating earnings on a three-year basis. The Plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.

PEA

As of February 28, 2006, each portfolio manager’s compensation consists of the following elements:

Base salary. Each portfolio manager is paid a fixed base salary which is set at a level determined by PEA Capital. In setting the base salary, the firm’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus or profit sharing opportunity. For portfolio managers who share in a bonus pool, bonuses are designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each participant receives an allocated target percentage of the pool. The initial target allocation is a measure of past performance, current job accountability and expectations, and competitive market practice. At year-end the firm’s CEO and CIO determine the size of the pool based on overall investment results, firm profitability, asset flows and external market compensation levels. For portfolio managers who participate as profit sharers, these professionals are assigned an amount that is primarily determined by the profitability of the firm. Individual investment performance can increase or decrease this payment by as much as 10%. Bonuses are based in part on pre-tax performance against the Funds’ relevant benchmark and Morningstar/Lipper peer group over one and three year periods, with some consideration of longer time periods.

Equity incentive units. Portfolio managers participate in the Allianz Equity Incentive Plan. This plan identifies a substantial pool of funds for the benefit of participating PEA Capital employees, each of whom receives shares in the pool. The value of the pool is determined by the cumulative revenue growth of PEA Capital over rolling three-year periods. Shares in the pool vest three years after they are awarded provided the employee remains with the firm.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the Non-Qualified Deferred Compensation Plan.

(a)(4)
NACM

As of March 31, 2006, none of the portfolio managers beneficially own any of the shares issued by the Fund.

PEA

As of February 28, 2006, none of the portfolio managers beneficially own any of the shares issued by the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			Total Number	Maximum Number of
			Of Shares Purchased	Shares That May Yet Be
	Total Number	Average	As Part Of Publicly	Purchased Under The
	Of Shares	Price Paid	Announced Plans Or	Plans
Period	Purchased	Per Share	Programs	Or Programs

March 2006	N/A	N/A	N/A	N/A
April 2006	N/A	N/A	N/A	N/A
May 2006	N/A	N/A	N/A	N/A
June 2006	N/A	N/A	N/A	N/A
July 2006	N/A	N/A	N/A	N/A
August 2006	N/A	N/A	N/A	N/A
September 2006	N/A	N/A	N/A	N/A
October 2006	N/A	N/A	N/A	N/A
November 2006	N/A	N/A	N/A	N/A
December 2006	N/A	N/A	N/A	N/A
January 2007	N/A	N/A	N/A	N/A
February 2007	N/A	N/A	N/A	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant’s Board of Trustees adopted a Nominating Committee Charter governing the affairs of the Nominating Committee of the Board, which is posted on the Allianz Investors website at www.allianzinvestors.com. Appendix B to the Nominating Committee Charter includes “Procedures for Shareholders to Submit Nominee Candidates, “which sets forth the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. The Registrant has not yet held its first annual shareholders’ meeting, so these procedures have yet to be disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, and this is the first Form N-CSR filing made by the Registrant. Among other requirements, the procedures provide that the recommending shareholder must submit any recommendation in writing to the Registrant to the attention of the Registrant’s Secretary, at the address of the principal executive offices of the Registrant and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board of shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary and is qualified in its entirety by reference to Appendix B of the Nominating Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES

(a)	The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Nicholas-Applegate International &
Premium Strategy Fund

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date May 9, 2006

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date May 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date May 9, 2006

By /s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date May 9, 2006